EXHIBIT 10.16

                             AMGEN INC.

       AMENDED AND RESTATED 1987 DIRECTORS' STOCK OPTION PLAN


1.   PURPOSE
    (a) The purpose of the 1987 Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of AMGEN INC. (the "Company") and its Affiliates, as defined in subparagraph 1(b), who is not otherwise an employee of the Company or any Affiliate
(each such  person being  hereafter referred  to as  a  "Non-Employee
Director") may be given an opportunity to purchase stock of the Company.
    (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").
    (c) The Compan y, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.
    (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2.   ADMINISTRATION
    (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).
    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
         (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations
for its administration.   The Board, in the  exercise of this  power,
may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
         (2)  To amend the Plan as provided in paragraph 11.
         (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best
interests of the Company.    (c)       The   Board    may   delegate
administration of the Plan to a committee composed of not fewer than three (3) members of the Board (the "Committee"), all of the members of which Committee shall be persons who in the opinion of counsel to the Company are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time
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by the Board.  The  Board may abolish the  Committee at any time  and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN
    (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one million eight hundred thousand (1,800,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.
    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   ELIGIBILITY
    Options shall be granted only to Non-Employee Directors of the Company, or an affiliate of such Non-Employee Directors.

5.   NON-DISCRETIONARY GRANTS
    (a) On January 27 of each year commencing January 27, 1992, each person who is at that time a Non-Employee Director of the Company, or an affiliate of such Non-Employee Director, shall automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, an option to purchase three thousand five hundred (3,500) shares of common stock
of the Company  on the terms  and conditions set  forth herein.   The
number of shares to be granted hereunder shall not be adjusted as provided for in subparagraph 10(a), but, however, shall be adjusted by multiplying by a fraction, the numerator of which is forty dollars ($40.00) per share and the denominator of which is the fair market
value of the common stock of the Company  on the date of grant.   The
number of shares granted pursuant to this subparagraph 5(a) shall be rounded to the nearest one hundred (100) shares (rounding up if 50 shares); notwithstanding the foregoing, the number of shares that shall be granted pursuant to this subparagraph 5(a) shall not be less than two thousand (2,000) nor shall it exceed five thousand (5,000) shares. The option shall be on the terms and conditions set forth herein and should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day.
    (b) Each person who, after January 27 of any year commencing January 27, 1991 and prior to November 1 of any year, becomes a Non-Employee Director, or an affiliate of such Non-Employee Director, shall, upon the date he or such affiliate becomes a Non-Employee Director, automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, an option to purchase three thousand five hundred (3,500) shares of common stock of the Company on the terms and conditions set forth herein. The number of shares to be granted hereunder shall not be adjusted as provided for in subparagraph 10(a), but, however, shall be adjusted by multiplying by a fraction, the numerator of which is forty dollars ($40.00) per share and the denominator of which is the fair market value of the common stock of the Company on the date of grant.
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The number of shares granted pursuant to this subparagraph 5(b) shall be rounded to the nearest one hundred (100) shares (rounding up if 50 shares); notwithstanding the foregoing, the number of shares that shall be granted pursuant to this subparagraph 5(b) shall not be less than two thousand (2,000) nor shall it exceed five thousand (5,000) shares. The option shall be on the terms and conditions set forth herein and should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day.

6.   OPTION PROVISIONS
    Each option shall be in such  form and shall contain such  terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:
    (a) The term of each option shall be ten (10) years from the date it was granted.
    (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.
    (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised or (ii) by delivery to the Company of shares of common stock that have been held for the period required to avoid a charge to the Company's reported earnings and
valued at their fair market value  on the date of exercise.   Options
granted under the Plan that are  outstanding on April 2, 1991,  shall be amended to include the right to exercise with common stock of the Company as provided for in this subparagraph 6(c).
    (d) An option granted to a natural person shall be exercisable during the lifetime of such person only by such person, provided that such person during such person's lifetime may designate an affiliate of such person to be such person's beneficiary with respect to the Option, and such beneficiary shall, after the death of the person to whom the Option was granted, have all of the rights that such person had while living, including the right to exercise the Option. In the absence of such designation, after the death of the person to whom the Option is granted, the Option shall be exercisable by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution.
    (e) An option shall not vest with respect to each optionee (i) unless the optionee, or the affiliate of such optionee, as the case may be, has, at the date of grant, provided three (3) years of prior continuous service as a Non-Employee Director, or (ii) until the date upon which such optionee or the affiliate of such optionee, as the case may be, has provided one year of continuous service as a Non-Employee Director following the date of grant of such option, whereupon such option shall become fully exercisable in accordance with its terms, provided that, if the optionee, or the affiliate of such optionee, as the case may be, has, at the date of grant, provided three (3) years of prior continuous service as a Non-Employee
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Director, such option shall not become exercisable for six (6) months after the date of grant (even though such option shall be fully vested as of the date of grant).
    (f)  The Company may require any optionee, or any person to whom an option is transferred under subparagraph  6(d), as a condition  of
exercising  any  such  option:    (1)  to  give  written   assurances
satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.
    (g) Subject to the last sentence of this subparagraph 6(g), each option granted after April 2, 1991, under the Plan shall include and all outstanding options under the Plan on April 2, 1991 shall be amended to include a provision entitling the optionee to a further option (a "Reload Option") in the event the optionee exercises the option evidenced by the option grant, in whole or in part, by
surrendering  other  shares  of  common  stock  of  the  Company   in
accordance with the Plan and the terms of the option grant. Any such Reload Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (ii) shall have an expiration date which is the same as the expiration date of the  original option; and (iii) shall  have an exercise price which is equal to one hundred percent (100%) of the fair market value of the common stock subject to the Reload Option on the date of exercise of the original option. Any such Reload Option shall be subject to the availability of sufficient shares under
subparagraph 3(a).   There  shall be  no Reload  Option on  a  Reload
Option. The provisions of this subparagraph 6(g) shall not become effective and shall be void unless and until receipt by the Company of an interpretive letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the Company to the effect that the Plan will be a "formula plan" as defined in Rule 16b-
3(c)(2)(ii)  if  Reload   Options  are  granted   pursuant  to   this
subparagraph 6(g).

7.   COVENANTS OF THE COMPANY
    (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.
    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or
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any stock issued  or issuable pursuant  to any such  option.  If  the
Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

8.   USE OF PROCEEDS FROM STOCK
    Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.   MISCELLANEOUS
    (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.
    (b) Throughout the te rm of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the by-laws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

10.  ADJUSTMENTS UPON CHANGES IN STOCK
    (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger,
consolidation,  reorganization,  recapitalization,  stock   dividend,
dividend in  property  other  than  cash,  stock  split,  liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options; provided, that the minimum and maximum number of shares of common stock to be granted as provided for in subparagraphs 5(a) and 5(b) shall not be adjusted for any stock split, combination of shares or common stock dividend.
     (b) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which options become vested shall automatically be accelerated so that the unvested portions of all options shall be vested prior to the Change in Control and (ii) the time during which the options may be exercised shall automatically be accelerated to prior to the Change
of Control.   Upon  or  after the  acceleration  of the  vesting  and
exercise periods, at the election of the holders of the options,  the
options may be:   (x)  exercised or,  if the  surviving or  acquiring
corporation agrees to assume the options or substitute similar options, (y) assumed; or (z) replace with substitute options. Options
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not exercised, substituted or assumed prior to or upon the Change in
Control  shall  be terminated.
          (c) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:
               (i)  Upon  the  acquisition   (other  than  from   the
Company) by  any person,  entity or  "group," within  the meaning  of
Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") (excluding, for this purpose, the
Company or  its  affiliates, or  any  employee benefit  plan  of  the
Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or
               (ii) At the time individuals who, as of October 23, 1995, constitute the Board (the "Incumbent
Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to October 23, 1995, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or
              (iii) Immediately  prior to  the  consummation by  the
Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the
Company  immediately  prior   to  such   reorganization,  merger   or
consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally
in  the  election  of  directors   of  the  reorganized,  merged   or
consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

11.  AMENDMENT OF THE PLAN
    (a) The Board at any time, and from time to time, may amend the Plan; provided, however, that the Board shall not amend the Plan more than once every six months with respect to the provisions of the Plan relating to the amount, price, and timing of grants, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.
    (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

12.  TERMINATION OR SUSPENSION OF THE PLAN

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from
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the date the Plan is adopted by the Board.  No options may be granted under the Plan while the Plan is suspended or after it is terminated.
    (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.  EFFECTIVE DATE OF PLAN
    The Plan became effective as of January 27, 1987. No options granted under the Plan as the result of the amendments on July 24, 1990 and April 2, 1991 shall be exercisable unless and until said amendment is approved by the stockholders of the Company, and to the extent required or necessary under applicable law, amendments made on April 2, 1991 shall not be effective until approved by the stockholders of the Company.